                                                                   Exhibit 99(a)
                       KEYCORP STUDENT LOAN TRUST 1999-B
                         CERTIFICATEHOLDERS' STATEMENT
               pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  November 26, 2004


(i)      Amount of principal being paid or distributed in respect of the Certificates:
                           $0.00
                   --------------------
                  (   $             -  , per $1,000 original principal amount of the Notes)
                   --------------------

(ii)     (a)  Amount of interest being paid or distributed in respect of the Certificates:
                        $414,754.17
                   --------------------
                  (  $       0.0000064 , per $1,000 original principal amount of the Notes)
                   --------------------
         (a)  Amount of interest being paid or distributed in respect of the Certificates Strip:
                         $30,225.00
                   --------------------
                  (  $ 0.0000005       , per $1,000 original principal amount of the Notes)
                   --------------------

(iii)    Amount of Certificateholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
         (1)  (a)   Distributed to Certificateholders:
                          $0.00
                   --------------------
                  ( $                - , per $1,000 original principal amount of the Certificates)
                   --------------------
              (b)   Distributed to Certificateholders:
                          $0.00
                   --------------------
                  ( $                - , per $1,000 original principal amount of the Certificates)
                   --------------------
         (2)  (a)   Balance on Certificateholders:
                          $0.00
                   --------------------
                  ( $                - , per $1,000 original principal amount of the Notes)
                   --------------------
              (b)   Balance on Certificateholders:
                          $0.00
                   --------------------
                  (   $ -              , per $1,000 original principal amount of the Notes)
                   --------------------

(iv)     Payments made under the Cap Agreement on such date:    November 24, 2004
                                                             -----------------------
                  (       $0.00        with respect to the Certificates,
                   --------------------
                  (       $0.00        with respect to the Notes,
                   --------------------
                  (       $0.00        outstanding amount owed to Cap Provider.
                   --------------------

(v)      Pool Balance at end of related Collection Period:  $443,390,992.98
                                                          --------------------

(vi)     After giving effect to distributions on this Distribution Date:
         (a)  (1)   Outstanding principal amount of Class A-1 Notes:       $0.00
                                                                      ----------------
              (2)   Class A-1 Note Pool Factor:                 -
                                                 ------------------
         (b)  (1)   Outstanding principal amount of Class A-2 Notes:   $348,390,992.98
                                                                      ----------------
              (2)   Class A-2 Note Pool Factor:         0.55742559
                                                 ------------------
         (c)  (1)   Outstanding principal amount of Class M Notes:      $30,000,000.00
                                                                      ----------------
              (2)   Class M Note Pool Factor:           1.00000000
                                                 ------------------
         (d)  (1)   Outstanding principal amount of Certificates:       $65,000,000.00
                                                                      ----------------
              (2)   Certificate Pool Factor:            1.00000000
                                                 ------------------
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

(vii)    Certificate Interest Rate:
         (a)  In general
              (1)   Three-Month Libor was
                     1.7500000% for the current period
                    ------------
              (2)   The Student Loan Rate was:      Not Applicable (1)
                                                   ----------------
         (b)  Certificate Interest Rate:                 2.6500000% (Based on 3-Month LIBOR)
                                                   ----------------

(viii)        Amount of Master Servicing Fee for  related Collection Period:        $562,605.66
                                                                                ---------------------
                     $ 0.000008655         655, per $1,000 original principal amount of the Certificates.
                    --------------------------

(ix)          Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                ---------------------
                     $ 0.046153846         846, per $1,000 original principal amount of the Certificates.
                    --------------------------

(x)      (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:    $481,835.08
                                                                                              ------------------

         (b)  Delinquent Contracts                               # Disb.           %           $ Amount         %
                                                                 -------           -           --------         -
              30-60 Days Delinquent                                 851          1.91%        $ 9,682,043     2.47%
              61-90 Days Delinquent                                 440          0.99%        $ 4,409,960     1.13%
              91-120 Days Delinquent                                221          0.50%        $ 2,498,109     0.64%
              More than 120 Days Delinquent                         289          0.65%        $ 4,337,354     1.11%
              Claims Filed Awaiting Payment                         157          0.35%        $ 1,002,595     0.26%
                                                               ------------      ------      -------------  --------
                 TOTAL                                            1,958          4.41%        $21,930,061     5.60%

(xi)      Amount in the Reserve Account:     $8,140,598.93
                                           -----------------

      (1) This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.
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